UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 7, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

Boulevard at the Capital Centre, Landover, Maryland

On September 8, 2004, we entered into a joint venture with the current owners of a newly constructed shopping center known as Boulevard at the Capital Centre, containing 482,377 gross leasable square feet. The center is located on the Washington D.C. Beltway (I-495 and I-95), in Landover, Maryland. The property is on a long term ground lease with the Revenue Authority of Prince George's County for approximately 70 years.

We entered into a joint venture agreement with the current owners of this property, who are unaffiliated third parties. We made a capital contribution in the amount of $121,000,000 to this joint venture and received an equity interest representing a majority ownership and operating control of the joint venture.

We made our capital contribution to the joint venture with our own funds. On September 8, 2004, we obtained financing in the amount of $71,500,000. The loan requires interest only payments at an annual rate of 5.12% and matures October 2009. Through additional joint ventures, the joint venture partners may acquire additional properties, which would be managed by our joint venture partner.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Lowe's Theaters Magic Johnson, will lease more than 10% of the total gross leasable area of the property. The lease term has been projected in accordance with the tenant's lease commencement date. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
Lowe's Theaters Magic Johnson*	52,500	11	22.00	10/04	09/24

For federal income tax purposes, the depreciable basis in this property will be approximately $90,750,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Boulevard at the Capital Centre was newly constructed in 2004. The property has been in a leasing up phase and nine tenants have executed leases for retail space within the shopping center whose leases have not yet commenced. As of September 1, 2004, this property was 73% occupied with a total of 352,804 square feet occupied by 57 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

EB Game World	1,200	11/08	40,800	34.00
Claire's Boutique	1,166	11/08	34,980	30.00
Sprint Spectrum	1,965	11/08	49,161	25.02
Nextel	1,871	11/08	74,840	40.00
Kay Jewelers	1,552	12/08	60,000	38.66
Cold Stone Creamery	1,157	02/09	42,809	37.00
Capital Nails	1,500	02/09	60,000	40.00
Sweet Tooth Cakes & Pastries	1,400	02/09	49,000	35.00
Casual Male Big & Tall	3,500	03/09	84,000	24.00
The Classic Woman	2,200	04/09	63,800	29.00
Next Day Blinds *	3,000	09/09	93,000	31.00
Head 2 Head	2,568	12/10	65,484	25.50
Oxford Street	3,400	12/10	85,000	25.00
T-Mobile	1,800	01/11	72,000	40.00
Jilliano Shoes	1,998	01/11	40,955	20.50
Gallery of African Wildlife	2,000	03/11	58,000	29.00
Qdoba Mexican Grill	3,000	11/13	97,500	32.50
LensCrafters	4,653	11/13	139,590	30.00
Pier 1 Imports	10,000	11/13	181,224	18.12
Foot Locker	3,433	11/13	99,557	29.00
Yankee Candle Company	2,000	11/13	48,000	24.00
Men's Wearhouse	6,400	11/13	147,200	23.00
Changes at Capital Centre	4,000	12/13	104,000	26.00
Lucaya	3,000	12/13	63,000	21.00
Quiznos	1,562	12/13	51,546	33.00
Panda Express	2,100	11/13	73,500	35.00
Footaction USA	3,500	11/13	98,000	28.00
Drake's Place	2,000	11/13	48,000	24.00
Penner Clothing	5,194	11/13	142,835	27.50
Shoe City	7,700	11/13	180,950	23.50
Teaming Up/Expressions	3,103	12/13	40,339	13.00
Total Sport	3,756	01/14	103,553	27.57
The Big Screen Store	4,500	01/14	103,500	23.00
Cambridge Beauty Supply	2,900	01/14	75,400	26.00
Payless Shoesource	2,800	01/14	78,400	28.00
The Children's Place	6,000	01/14	132,012	22.00
Lane Bryant	5,000	01/14	120,000	24.00
Starbucks	1,250	02/14	37,500	30.00
Mattress Warehouse	4,112	02/14	102,800	25.00
Honeycomb Hideout	2,500	02/14	68,750	27.50
Technicolor Salon & Spa	4,413	03/14	110,325	25.00
Five Guys Restaurant	1,500	03/14	48,000	32.00
African Stargina	1,500	03/14	47,250	31.50
Babalu/Carraba's Glory Days*	6,085	04/14	146,040	24.00
Kobe Japanese Steakhouse*	7,520	04/14	172,960	23.00
McHunu House of Style	2,900	04/14	76,850	26.50
Reggiano's *	2,000	05/14	50,000	25.00
DSW Shoe Warehouse	25,000	07/14	331,250	13.25
Stonefish Grill	6,085	08/14	212,975	35.00
Red Star Tavern	7,661	08/14	268,135	35.00
Soul Fixins'*	2,085	08/14	62,550	30.00
Infusions Cafe*	3,350	09/14	83,750	25.00
Anne Taylor Loft	5,471	01/15	75,000	13.71
Linens 'N Things	34,440	01/15	430,512	12.50
Sports Authority	40,500	01/15	506,250	12.50
Pizzeria Uno	5,719	10/18	110,000	19.23
Bugaboo Creek Steakhouse	6,400	11/18	110,000	17.19
Provident Bank of Maryland	3,215	11/18	95,000	29.55
Borders Books & Music	22,915	11/18	441,801	19.28
Chuck E Cheese	11,300	02/19	95,000	8.41
Office Depot*	18,000	07/19	234,000	13.00
Blu Bambu*	4,050	09/19	113,250	27.96
Circuit City	33,828	01/20	490,506	14.50
Chick-Fil-A	4,250	11/23	85,000	20.00
Golden Corral	11,967	12/23	112,500	9.40
Lowe's Theaters Magic Johnson*	52,500	09/24	1,155,000	22.00

* As of September 1, 2004, the tenant's lease had not yet commenced.

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Harris Teeter Store #158, Wilmington, North Carolina

On September 8, 2004, we purchased a freestanding retail building leased to a Harris Teeter grocery store, containing 57,230 gross leasable square feet. The center is located at Wilshire Boulevard and Kerr Avenue in Wilmington, North Carolina.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $7,200,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $126 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of its lease.

One tenant, Harris Teeter Store #158, leases 100% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per
Lessee	(Sq. Ft.)	GLA	Annum ($)	Lease	Term

Harris Teeter Store # 158	57,230	100	9.76	05/95	05/15

For federal income tax purposes, the depreciable basis in this property will be approximately $5,400,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Harvest Towne Center, Knoxville, Tennessee

On September 8, 2004, we purchased an existing shopping center known as Harvest Towne Center, containing 32,965 gross leasable square feet. The center is located at 4824 N. Broadway Street in Knoxville, Tennessee.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $9,146,785. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $277 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Four tenants, CVS Drug Store, Pet Supplies Plus, Northside Properties and Ross the Boss, each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
CVS Drug Store	10,125	31	24.50	09/99	01/20

Pet Supplies Plus	8,120	25	14.08	02/96	02/06

Northside Properties	3,480	11	7.64	08/01	Month-to- Month

Ross the Boss	4,104	12	14.50	10/01	10/06

For federal income tax purposes, the depreciable basis in this property will be approximately $6,861,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Harvest Towne Center was built in 1996 to 1999. As of September 1, 2004, this property was 100% occupied, with a total 32,965 square feet leased to nine tenants and three ground lease tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)
Northside Properties	3,480	Month-to-Month	26,587	7.64
Krispy Creme Donuts (Ground Lease)	*	06/05	47,600	N/A
Pet Supplies Plus	8,120	02/06	114,365	14.08
Vacuums Unlimited	986	05/06	11,832	12.00
Ross the Boss	4,104	10/06	59,508	14.50
Stuart R. Humberg D.C.	1,000	11/06	15,815	15.82
US Cleaners, Inc.	1,427	11/07	20,691	14.50
Beneficial Tennessee, Inc.	1,670	07/08	23,380	14.00
Briano's Pizza	2,053	01/08	29,769	14.50
Ruby Tuesday (Ground Lease)	*	12/12	59,400	N/A
Taco Bell (Ground Lease)	*	11/14	39,996	N/A
CVS Drug Store	10,125	01/20	248,063	24.50

* The ground lease square footage is not currently available.

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Lincoln Park, Dallas, Texas

On September 7, 2004, we purchased an existing shopping center known as Lincoln Park, containing 148,806 gross leasable square feet. The center is located at 7700 W. Northwest Highway in Dallas, Texas.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $47,550,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $320 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

Three tenants, Tom Thumb, Barnes & Noble and The Container Store, each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Tom Thumb	50,000	34	11.50	08/98	07/23

Barnes & Noble	29,485	20	21.00	05/98	01/09

The Container Store	25,000	17	29.00	02/00	01/15

For federal income tax purposes, the depreciable basis in this property will be approximately $35,663,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Lincoln Park was built in 1998. As of September 1, 2004, this property was 100% occupied, with a total 148,806 square feet leased to 14 tenants. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)

Marvin Brown	4,408	05/05	141,000	31.99
T-Mobile	1,402	10/05	68,698	49.00
Maggie Moo's Ice Cream	1,375	12/07	48,125	35.00
Romies Nail Boutique	1,098	12/07	40,626	37.00
Mother's Work	4,012	03/08	144,432	36.00
Blue Mesa Grill	8,250	12/08	235,950	28.60
Elizabeth Arden	6,058	12/08	151,450	25.00
Eyemasters	3,000	12/08	134,400	44.80
Barnes & Noble	29,485	01/09	619,185	21.00
Up in Smoke	1,164	01/09	58,200	50.00
Bag N Baggage	3,554	04/09	106,620	30.00
The Container Store	25,000	01/15	725,000	29.00
Cheesecake Factory	10,000	09/18	347,500	34.75
Tom Thumb	50,000	07/23	575,000	11.50

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Saucon Valley Square, Bethlehem, Pennsylvania

On September 7, 2004, we purchased an existing shopping center known as Saucon Valley Square, containing 80,695 gross leasable square feet. The center is located on I-78 and Rouse 378 in Bethlehem, Pennsylvania.

We purchased this property from an unaffiliated third party. Our total acquisition cost was approximately $16,092,600. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost was approximately $199 per square foot of leasable space.

We purchased this property with our own funds. On September 7, 2004, we obtained financing in the amount of $8,850,900. The loan requires interest only payments at an annual rate of 5.115% and matures in October 2009.

We do not intend to make significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

One tenant, Super Fresh Food Market, leases more than 10% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
Super Fresh Food Market	47,827	59	13.75	01/99	12/18

For federal income tax purposes, the depreciable basis in this property will be approximately $12,069,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively.

Saucon Valley Square was built in 1999. As of September 1, 2004, this property was 99% occupied, with a total 79,495 square feet leased to 13 tenants and one ground lease tenant. The following table sets forth certain information with respect to those leases:
	Approximate GLA Leased		Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Rent ($)	Per Annum ($)
Lafayette Ambassador	2,800	03/08	42,900	15.32
Adam's Outdoor Advertising (Ground Lease)	N/A	07/08	3,750	N/A
Kiki Rio's Restaurant	6,208	12/08	88,000	14.18
Holiday Hair	1,200	01/09	20,790	17.33
Casa Mia Pizzeria	2,000	01/09	24,650	12.33
Subway	1,200	02/09	22,050	18.38
Foxes Hallmark	5,200	02/09	96,200	18.50
Blockbuster Video	5,140	03/09	103,468	20.13
No. 1 Chinese Restaurant	1,200	03/09	25,080	20.90
Radio Shack	2,320	03/09	36,800	15.86
Buena Bistro	1,600	05/09	29,840	18.65
Werkheiser Jewelers	1,200	12/13	20,790	17.33
Saucon Valley Cleaners	1,600	01/14	27,720	17.33
Super Fresh Food Market	47,827	12/18	657,621	13.75

In general, each tenant will pay its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants may provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Item 9.01. Financial Statements and Exhibits

  Financial Statements

To be subsequently filed for Boulevard at Capital Centre, Lincoln Park, and Saucon Valley Square. No financials will be filed for Harris Teeter and Harvest Towne Center as both properties do not require financial statements under Rule 3-14 of the Securities and Exchange Commission Regulation S-X.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Lori J. Foust

Name: Lori J. Foust
Title: Principal Accounting Officer
Date: September 7, 2004